UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): July 29, 2010

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

             001-34218                            04-2713778
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     (Commission File Number)          (IRS Employer Identification No.)


     One Vision Drive, Natick, Massachusetts            01760-2059
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     (Address of Principal Executive Offices)           (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2010, Jeffrey B. Miller was appointed to the Board of Directors of Cognex Corporation (the "Company"), effective immediately. Mr. Miller was appointed to the Audit Committee of the Board of Directors. Following such appointment, the Audit Committee of the Board of Directors consists of Mr. Miller and Directors Theodor Krantz and Reuben Wasserman; the Nominating and Corporate Governance Committee remains unchanged (consisting of Directors Jerald
G. Fishman, Anthony Sun and Reuben Wasserman); and the Compensation/Stock Option Committee remains unchanged (consisting of Directors Fishman, Krantz and Wasserman).

Mr. Miller has been an independent consultant working with community-based early stage companies, and has served on numerous non-profit boards and local government agencies and commissions, and in professional Directorships, since 2008. Prior to 2008, Mr. Miller was President of Markem Corporation, a leading global provider of product identification solutions, where he spent a 28-year career. In 2006, he managed the sale of the company to Dover Corporation. Mr. Miller also serves as a member of the Board of Directors of several private companies. He holds an A.B. from Dartmouth College, and an M.B.A. from Harvard University.

In connection with his appointment, Mr. Miller will receive a stock option grant of 20,000 shares under the Company's 2007 Stock Option and Incentive Plan that will vest in four annual installments. For his service on the Board and any committees of the Board, Mr. Miller will receive the same compensation payable by the Company to its other non-employee directors for their service on the Board and committees. Mr. Miller also will enter into the Company's standard indemnification agreement, which has been previously entered into with each of the Company's directors and the form of which has been filed by the Company with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COGNEX CORPORATION


Dated: August 3, 2010          By: /s/ Richard A. Morin
                                   --------------------
                                   Name:  Richard A. Morin
                                   Title: Executive Vice President of Finance,
                                          Chief Financial Officer, and Treasurer